UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:  July 20, 2023

Date of earliest event reported:  July 15, 2023

DynaResource, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

222 W. Las Colinas Blvd, Suite 1910, North Tower, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 868-9066

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DYNR	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On July 15, 2023, DynaResource, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the election of directors and the other proposals described in the Company’s Proxy Statement as filed on Schedule 14A on June 12, 2023. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted on are set forth below.

1. Amendment to the Certificate of Incorporation

At the Annual Meeting, the holders of all shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock were eligible to vote on the amendment to the Company’s to eliminate the Series A Preferred Stock and to simplify the structure of the Company’s Board of Directors by changing from three classes of directors to two classes of directors and the shareholders approved the amendment by the following votes:

Votes For	Votes Withheld	Broker Non-Votes
16,740,191	187,870	943,184

2. Election of Four Class I Directors. At the Annual Meeting, the holders of all shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock were eligible to vote for the Class I Directors and elected each Class I director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
K. W.Diepholz	13,369,645	192,834	943,184
Dr. Jose Vargas Lugo	13,381,845	180,634	943,184
Rene L.F. Mladosich	13,377,645	184,834	943,184
Ronald Vail	13,369,461	179,870	943,184

3. Election of Two Class II Directors. At the Annual Meeting, the holders of all shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock were eligible to vote for the Class II Directors and elected each Class II director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John C. Wasserman	13,164,481	397,998	943,184
Dale G. Petrini	12,931,950	630,529	943,184

4. Election of One Class III Director. At the Annual Meeting, the holders of the Class C Preferred Stock were eligible to vote for the Class II Directors and elected each Class II director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Phillip K. Rose	2,643,082	-	-

5. Advisory Vote on Executive Compensation. At the Annual Meeting, the holders of all shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock were eligible to vote, on an advisory, non-binding basis, the Company’s executive compensation and the shareholders approved by the following vote:

Votes For	Votes Withheld	Broker Non-Votes
16,740,191	187,870	943,184

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6. Advisory Vote on Frequency of Shareholder Advisory Vote on Executive Compensation. At the Annual Meeting, the holders of all shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock were eligible to vote, on an advisory, non-binding basis, the frequency of an advisory vote on the Company’s executive compensation and the shareholders approved by the following vote:

Every Year	Every Two Years	Every Three Years	Abstain
7,753,072	86,217	9,004,774	83,998

7. Ratify the appointment of Armanino LLP as the Company’s Independent Registered Public Accounting Firm for 2023. At the Annual Meeting, the holders of all shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock were eligible to vote, and the shareholders approved the appointment of Armanino LLP by the following vote:

Votes For	Votes Withheld	Broker Non-Votes
17,672,645	198,600	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.

Dated: July 20, 2023	By:	/s/ Koy W. (“K.D.”) Diepholz
Koy W. (“K.D.”) Diepholz, CEO

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